UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

THIS AMENDMENT IS BEING FILED TO REVISE THE “PORTFOLIO YIELD”
AND “NET CHARGE-OFFS” PERCENTAGES REPORTED IN EXHIBIT 20.23

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:   August 12, 2003

Capital One Funding, LLC

as Depositor on behalf of

Capital One Master Trust

(Exact name of registrant as specified in its charter)

Virginia	0-25762	54-1719855
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

11013 West Broad Street Road, Glen Allen, Virginia		23060
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code):

(804) 967-1000

(Former name or former address, if changed since last report):

Not Applicable

Item 5.                                                           Other Events

Pursuant to the terms of the Capital One Master Trust Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 2002, Capital One Bank, as servicer, prepares monthly servicing reports which are then filed with the Commission under Form 8-K. In addition, some of the information contained in those monthly servicing reports as well as additional information from such information is also posted on Bloomberg. The substance of the information posted on Bloomberg is also filed with the Commission as an Exhibit to the Form 8-K in an attachment entitled “Trust Excess Spread Analysis.”

Exhibit 20.23 to the Form 8-K filed August 11, 2003 incorrectly reported “Portfolio Yield” and “Net Charge-Offs.” This administrative error is limited to the Bloomberg report and the related “Trust Excess Spread Analysis” attachment. The “Trust Excess Spread Analysis” included in this Form 8-K/A as Exhibit 20.23 hereby supersedes in its entirety the “Trust Excess Spread Analysis” included as Exhibit 20.23 to the Form 8-K filed August 11, 2003.

Item 7 (c).                                          Exhibits

The following are filed as exhibits to this Report under Exhibit 20:

20.1                           July Performance Summary

20.2                           Series 1996-3 Class A and Class B Certificateholder’s Statements for the month of July 2003

20.3                           Series 1998-1 Class A and Class B Certificateholder’s Statements for the month of July 2003

20.4                           Series 1998-4 Class A and Class B Certificateholder’s Statements for the month of July 2003

20.5                           Series 1999-1 Class A and Class B Certificateholder’s Statements for the month of July 2003

20.6                           Series 1999-3 Class A and Class B Certificateholder’s Statements for the month of July 2003

20.7                           Series 2000-2 Class A and Class B Certificateholder’s Statements for the month of July 2003

20.8                           Series 2000-3 Class A and Class B Certificateholder’s Statements for the month of July 2003

20.9                           Series 2000-4 Class A and Class B Certificateholder’s Statements for the month of July 2003

20.10                   Series 2000-5 Class A and Class B Certificateholder’s Statements for the month of July 2003

20.11                   Series 2001-1 Class A and Class B Certificateholder’s Statements for the month of July 2003

20.12                   Series 2001-2 Class A and Class B Certificateholder’s Statements for the month of July 2003

20.13                   Series 2001-3 Class A and Class B Certificateholder’s Statements for the month of July 2003

20.14                   Series 2001-4 Class A and Class B Certificateholder’s Statements for the month of July 2003

20.15                   Series 2001-5 Class A and Class B Certificateholder’s Statements for the month of July 2003

20.16                   Series 2001-6 Class A and Class B Certificateholder’s Statements for the month of July 2003

20.17                   Series 2001-7 Class A and Class B Certificateholder’s Statements for the month of July 2003

20.18                   Series 2001-8 Class A and Class B Certificateholder’s Statements for the month of July 2003

20.19                   Series 2002-1 Class A and Class B Certificateholder’s Statements for the month of July 2003

20.20                   Series 2002-2 Class A and Class B Certificateholder’s Statements for the month of July 2003

20.21                 Series 2002-3 Class A and Class B Certificateholder’s Statements for the month of July 2003

20.22                 Series 2002-4 Class A and Class B Certificateholder’s Statements for the month of July 2003

20.23                   Trust Excess Spread Analysis

Signature

                                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

CAPITAL ONE MASTER TRUST

	By:	CAPITAL ONE FUNDING LLC, as Depositor

		By:	/s/ Steve Cunningham
		Name:	Steve Cunningham
		Title:	Director, Capital Markets

Date: August 12, 2003

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBITS

TO

FORM 8-K/A

CAPITAL ONE FUNDING, LLC, as Depositor

CAPITAL ONE MASTER TRUST

CAPITAL ONE BANK

(Exact name of registrant as specified in its charter)

INDEX TO EXHIBITS

Exhibit Number	Exhibits	Sequentially Numbered Page

20.1	July Performance Summary	07

20.2	Series 1996-3 Class A and Class B Certificateholder’s Statements for the month of July 2003	09

20.3	Series 1998-1 Class A and Class B Certificateholder’s Statements for the month of July 2003	11

20.4	Series 1998-4 Class A and Class B Certificateholder’s Statements for the month of July 2003	13

20.5	Series 1999-1 Class A and Class B Certificateholder’s Statements for the month of July 2003	15

20.6	Series 1999-3 Class A and Class B Certificateholder’s Statements for the month of July 2003	17

20.7	Series 2000-2 Class A and Class B Certificateholder’s Statements for the month of July 2003	19

20.8	Series 2000-3 Class A and Class B Certificateholder’s Statements for the month of July 2003	21

20.9	Series 2000-4 Class A and Class B Certificateholder’s Statements for the month of July 2003	23

20.10	Series 2000-5 Class A and Class B Certificateholder’s Statements for the month of July 2003	25

20.11	Series 2001-1 Class A and Class B Certificateholder’s Statements for the month of July 2003	27

20.12	Series 2001-2 Class A and Class B Certificateholder’s Statements for the month of July 2003	29

20.13	Series 2001-3 Class A and Class B Certificateholder’s Statements for the month of July 2003	31

20.14	Series 2001-4 Class A and Class B Certificateholder’s Statements for the month of July 2003	33

20.15	Series 2001-5 Class A and Class B Certificateholder’s Statements for the month of July 2003	35

20.16	Series 2001-6 Class A and Class B Certificateholder’s Statements for the month of July 2003	37

20.17	Series 2001-7 Class A and Class B Certificateholder’s Statements for the month of July 2003	39

20.18	Series 2001-8 Class A and Class B Certificateholder’s Statements for the month of July 2003	41

20.19	Series 2002-1 Class A and Class B Certificateholder’s Statements for the month of July 2003	43

20.20	Series 2002-2 Class A and Class B Certificateholder’s Statements for the month of July 2003	45

20.21	Series 2002-3 Class A and Class B Certificateholder’s Statements for the month of July 2003	47

20.22	Series 2002-4 Class A and Class B Certificateholder’s Statements for the month of July 2003	49

20.23	Trust Excess Spread Analysis	51